Exhibit 99.1

Syntec Optics Announces Executive Changes to Support Growth Plan

ROCHESTER, NEW YORK, April 15, 2024 — Syntec Optics Holdings, Inc. (“Syntec Optics” or the “Company”) (Nasdaq: OPTX), a leading provider of mission-critical optics to scientific and technical instruments and defense and aerospace OEMs, announced today executive-level changes. These changes will support its manufacturing excellence for organic growth and build upon its strategic initiatives for future inorganic growth. These executives will provide leadership across all key functions for continuing growth and development.

Mr. Al Kapoor has been appointed Chairman and CEO, responsible for the company’s strategy and potential bolt-on acquisitions. The strategy expands in scope to include potential inorganic growth. He will lead the working process with various service providers, including those engaging in potential future bolt-on acquisitions. Mr. Kapoor was the Chairman and is expanding his role. His prior experience includes completing three acquisitions over twenty years ago and then integrating them into what eventually became Syntec Optics. His future vision of optics and photonics everywhere comes from his 30 years of experience. He holds an MBA from Harvard Business School and a MS in engineering from Iowa State University. He attended the graduate programs at Indiana University for finance and the University of Cincinnati for computer-integrated manufacturing and robotics.

Mr. Joe Mohr has been appointed Chief Manufacturing Officer, responsible for Syntec Optics sales, business development and revenue growth, and customer manufacturing excellence. Mr. Mohr’s experience includes leading engineering and building optics products. He has served in many roles, most recently as CEO. Mr. Mohr’s role change brings his full focus on the launch of new products and deliverables to the customer while concurrently expanding sales. Several customers face higher demand and are increasingly focused on mission-critical product supply. Mr. Mohr has been with Syntec Optics for 29 years.

The modified organizational structure allows Syntec to better support new product launches and customer growth. Mr. Mohr and Mr. Kapoor have worked together for over twenty years in various capacities to execute growth plans. The executive change allows Mr. Mohr to focus on manufacturing excellence and customer support, while Mr. Kapoor will focus on other strategic initiatives.

About Syntec Optics

Syntec Optics Holdings, Inc. (Nasdaq: OPTX), a 20-year optics and photonics leader for scientific and technical instruments and aerospace and defense products, has the mission of keeping American soldiers out of harm’s way, improving patient care and bringing more precision products to the consumer and ubiquitous communications. Syntec Optics, headquartered in Rochester, NY, is one of the largest custom optics and photonics manufacturers in the United States. Operating for over two decades, Syntec Optics runs a state-of-the-art facility with extensive core capabilities of various optics manufacturing processes, both horizontally and vertically integrated, to provide a competitive advantage for mission-critical OEMs. Syntec Optics recently launched new products, including Low Earth Orbit (LEO) satellite optics, lightweight night vision goggle optics, biomedical equipment optics, and precision microlens arrays. To learn more, visit www.syntecoptics.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended, including certain financial forecasts and projections. All statements other than statements of historical fact contained in this press release, including statements as to the transactions contemplated by the business combination and related agreements, future results of operations and financial position, revenue and other metrics, planned products and services, business strategy and plans, objectives of management for future operations of Syntec Optics, market size, and growth opportunities, competitive position and technological and market trends, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors (some of which are beyond the control of Syntec Optics), which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by Syntec Optics and its management, as the case may be, are inherently uncertain and many factors may cause the actual results to differ materially from current expectations which include, but are not limited to: 1) risk outlined in any prior SEC filings; 2) ability of Syntec Optics to successfully increase market penetration into its target markets; 3) the addressable markets that Syntec Optics intends to target do not grow as expected; 4) the loss of any key executives; 5) the loss of any relationships with key suppliers including suppliers abroad; 6) the loss of any relationships with key customers; 7) the inability to protect Syntec Optics’ patents and other intellectual property; 8) the failure to successfully execute manufacturing of announced products in a timely manner or at all, or to scale to mass production; 9) costs related to any further business combination; 10) changes in applicable laws or regulations; 11) the possibility that Syntec Optics may be adversely affected by other economic, business and/or competitive factors; 12) Syntec Optics’ estimates of its growth and projected financial results for the future and meeting or satisfying the underlying assumptions with respect thereto; 13) the impact of any pandemic, including any mutations or variants thereof and the Russian/Ukrainian or Israeli conflict, and any resulting effect on business and financial conditions; 14) inability to complete any investments or borrowings in connection with any further business combination; 15) the potential for events or circumstances that result in Syntec Optics’ failure to timely achieve the anticipated benefits of Syntec Optics’ customer arrangements; and 16) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in prior SEC filings including registration statement on Form S-4 filed with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Syntec Optics does not give any assurance that Syntec Optics will achieve its expected results. Syntec Optics does not undertake any duty to update these forward-looking statements except as otherwise required by law.

For further information, please contact:

Sara Hart

Investor Relations

InvestorRelations@syntecoptics.com